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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549



                                      FORM 8-K

                                  CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



Date of Report:  FEBRUARY 26, 1999

Date of Earliest Event Reported:  FEBRUARY 24, 1999



                                DEPARTMENT 56, INC.
               (Exact name of registrant as specified in its charter)



     DELAWARE                           1-11908                  13-3684956
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)


        ONE VILLAGE PLACE, 6436 CITY WEST PARKWAY, EDEN PRAIRIE, MN  55344
            (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code: (612) 944-5600

                                    Page 1 of 12
                              Exhibit Index on Page 4


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ITEM 5.  OTHER EVENTS.

(I.) CAUTIONARY DISCLOSURE FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE
     PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 CONCERNING
     "FORWARD-LOOKING STATEMENTS"

     Department 56, Inc. (the "Company") is filing this Current Report on Form 8-K in order to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Act"). Readers are cautioned that each of the expectations and estimates stated or referenced within the Press Release referred to below constitute an expectation or estimate that would be a "forward-looking statement" within the meaning of the Act. However, to the extent that any such information (singularly or in combination) or that any conclusion or expectation drawn from such information would be a "forward-looking statement", readers are cautioned that forward-looking statements involve inherent risks and uncertainties and that a number of important factors could cause actual results to differ materially from the goals, strategies, prospects, sales, plans, objectives, expectations, estimates, beliefs, views and intentions expressed in such forward-looking statements. Such factors are discussed below or within the Press Release referred to below.

     A copy of the Company Press Release, dated February 24, 1999, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     In addition to the statements contained in the above-mentioned Press Release, the Company expects that its effective income tax rate for fiscal year 1999 may decrease by up to 1 percentage point from the 39.3% rate experienced in fiscal year 1998.

     Readers are cautioned that actual effective tax rates are dependent upon numerous factors, and that the Company's expectation concerning the 1999 effective tax rate assumes realization of fiscal year 1999 sales expectations and fiscal year 1999 operating margin assumptions referred to in the above-mentioned Press Release. In addition, the factors which may impact sales, operating margin or earnings stated in the above-mentioned Press Release can significantly impact the Company's effective income tax rate. Actual results may vary materially from forward-looking statements and the assumptions on which they are based. The Company cautions that the foregoing list of factors is not exclusive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements. The Company undertakes no obligation to update or publish in the future any forward-looking statements.

(II.) On February 24, 1999, the Board of Directors of the Company approved an Amendment No. 2 (the "Amendment") to the Rights Agreement, dated as of April 23, 1997 (as amended by the First Amendment, dated March 13, 1998, the "Rights Agreement"), between the Company

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and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company, which amendment became effective as of February 25, 1999. Under the Amendment, the delayed redemption provisions of the Rights Agreement were eliminated.

     The Amendment is attached hereto as Exhibit 99.2, which is incorporated by reference herein in its entirety. The foregoing description does not purport to be complete and is qualified in its entirety by reference to that Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     99.1 Press Release, dated February 24, 1999.

     99.2 Amendment No.2, dated as of February 25, 1999 to the Rights Agreement, dated as of April 23, 1997 and amended March 13, 1998, between Department 56, Inc. and ChaseMellon Shareholder Services, L.L.C.


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                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DEPARTMENT 56, INC.


                         /s/ David H. Weiser

                         David H. Weiser
                         Senior Vice President and Secretary

Dated:  February 26, 1999


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                                   EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION                                                PAGE

99.1           Press Release, dated Febraury 24, 1999.                       6

99.2           Amendment No. 2, dated as of February 25, 1999 to the        10
               Rights Agreement, dated as of April 23, 1997 and amended
               March 13, 1998, between Department 56, Inc. and ChaseMellon Shareholder Services, L.L.C.